PaineWebber
Tax-Managed Equity Fund





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                                   PROSPECTUS
                                DECEMBER 31, 2000
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This  prospectus  offers  Class A, Class B, Class C and Class Y shares in one of
PaineWebber's stock funds. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.



                                  [BOXED TEXT]
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On October 6, 2000,  the board of trustees for  PaineWebber  Tax-Managed  Equity
Fund approved the submission to its shareholders of an Agreement and Plan of Reorganization and Termination under which the fund would transfer substantially all of its assets and liabilities to PACE Large Company Value Equity Investments ("PACE fund"), a series of PaineWebber PACE Select Advisors Trust, another open-end mutual fund. If the fund's shareholders approve its proposed merger, you will receive like shares of the PACE fund in exchange for your fund shares and the fund will cease operations.

Although both funds invest primarily in stocks of large capitalization companies, they have different investment objectives. Tax-Managed Equity Fund's investment objective is to maximize after-tax total return. The PACE fund's investment objective is capital appreciation and dividend income, and it does not actively seek to maximize after-tax return to its shareholders.

The same two sub-advisers that now manage the fund's investments also, together with a third sub-adviser, manage the PACE fund's investments. The merger is expected to be a tax-free reorganization, which means that you will not realize any gain or loss on your receipt of PACE fund shares in the merger and neither fund will realize any gain or loss. The proxy solicitation materials mailed to the fund's shareholders provide more information about the proposed merger.

You may continue to buy, sell and exchange your fund shares as described in this prospectus prior to the shareholder meeting. When you sell or exchange your fund shares, however, you generally will be subject to federal income tax on any gain you realize. If the merger proposal is approved, the fund expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.
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                       PaineWebber Tax-Managed Equity Fund



                                    Contents
                                    THE FUND
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

What every investor                           3              Investment Objective, Strategies and Risks
should know about
the fund                                      4              Performance

                                              5              Expenses and Fee Tables

                                              6              More About Risks and Investment Strategies

                                 YOUR INVESTMENT
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Information for                               8              Managing Your Fund Account
managing your fund                                           --Flexible Pricing
account                                                      --Buying Shares
                                                             --Selling Shares
                                                             --Exchanging Shares
                                                             --Pricing and Valuation

                             ADDITIONAL INFORMATION
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Additional important                         13              Management
information about
the fund                                     14              Dividends and Taxes

                                             15              Financial Highlights

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Where to learn more                                          Back Cover
about PaineWebber
mutual funds

                                  [BOXED TEXT]
                          -----------------------------
                          The fund is not a complete or
                          balanced investment program.
                         ------------------------------


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                                Prospectus Page 2

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                       PaineWebber Tax-Managed Equity Fund




                       PaineWebber Tax-Managed Equity Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
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FUND OBJECTIVE

Maximize after-tax total return.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in common stocks that are believed to have reasonable valuations and favorable earnings forecasts. The fund's sub-advisers seek to minimize the taxes the fund's shareholders incur, primarily by minimizing the fund's realized capital gains and by realizing capital losses that can offset present or future capital gains.

The fund may invest in U.S. dollar denominated securities of foreign issuers. The fund's investments may include convertible bonds, including to a limited extent those that are not investment grade (commonly known as "junk bonds"). The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.

The fund's manager, Mitchell Hutchins Asset Management Inc., has appointed Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood") to serve as the fund's sub-advisers. Mitchell Hutchins allocates the fund's assets between the two sub-advisers. Mitchell Hutchins may change this allocation at any time. The relative value of each sub-adviser's share of the fund's assets also may change over time.

In managing its share of the fund's assets, ICAP uses its proprietary valuation model to identify large-capitalization companies that ICAP believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where a catalyst for a positive change is about to occur with potential to produce stock appreciation of 20% or more relative to the market over a 12 to 18 month period. The catalyst can be thematic (e.g., global economic recovery) or company specific (e.g., a corporate restructuring or a new product). ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative or ICAP identifies another stock with greater opportunity for appreciation.


In managing its share of the fund's assets, Westwood maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecast for growth rates and earnings estimates exceeds Wall Street expectations or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and will sell a stock if Westwood expects limited future price appreciation or the projected price/earnings ratio exceeds the three-year growth rate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


o EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

o RISK OF TAX MANAGEMENT STRATEGIES - While the fund may use a number of strategies to avoid having to recognize large capital gains, these strategies may not always be successful.

o DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.

o FOREIGN INVESTING RISK- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

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                               Prospectus Page 3
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                      PaineWebber Tax-Managted Equity Fund




                                  PERFORMANCE
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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.


The table that follows the chart shows the average annual returns for the 1999 calendar year and since inception for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, when Mitchell Hutchins managed the fund's assets.

TOTAL RETURN ON CLASS A SHARES (1999 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


[REPRESENTATION OF BAR CHART IN PRINTED PIECE.]

CALENDAR  TOTAL
 YEAR     RETURN
------   -------
 1990
 1991
 1992
 1993
 1994
 1995
 1996
 1997
 1998
 1999     10.48%



Total return January 1, 2000 to September 30, 2000--(1.67)%
Best quarter during year shown: 2nd quarter, 1999--12.27%
Worst quarter during year shown: 3rd quarter, 1999--(8.09)%




AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 1999

CLASS                  CLASS A    CLASS B    CLASS C    CLASS Y    S&P 500
(INCEPTION DATE)     (12/14/98) (12/14/98) (12/14/98) (12/14/98)   Index
--------------       ---------  ---------  ---------  ---------  --------
One Year               5.54%      4.62%      8.62%     10.16%     21.03%
Life of Class          9.48%      8.81%     12.61%     14.09%     25.60%



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                               Prospectus Page 4

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                      PaineWebber Tax-Managed Equity Fund




                             EXPENSES AND FEE TABLES
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FEES AND EXPENSES These tables  describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER  TRANSACTION EXPENSES (fees paid directly from your investment)



                                                                             CLASS A     CLASS B     CLASS C     CLASS Y
                                                                             -------     -------     -------     -------

Maximum Sales Charge (Load) Imposed on Purchases
 (as a % of offering price) ................................................  4.5%       None           None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
 (as a % of offering price) ................................................  None          5%             1%     None
Exchange Fee ...............................................................  None       None           None      None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                             CLASS A     CLASS B     CLASS C     CLASS Y
                                                                             -------     -------     -------     -------
Management Fees ............................................................   0.75%      0.75%        0.75%      0.75%
Distribution and/or Service (12b-1) Fees ...................................   0.25       1.00         1.00       None
Other Expenses .............................................................   0.53       0.54         0.54       0.54
                                                                              ----        ----         ----       ----
Total Annual Fund Operating Expenses .......................................   1.53%      2.29%        2.29%      1.29%
                                                                              ====        ====         ====       ====


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                                    1 YEAR    3 YEARS     5 YEARS       10 YEARS
                                                                    ------    -------      -------       --------
Class A ....................................................         $599         $912       $1,247       $2,191
Class B (assuming sale of all shares at end of period)......          732        1,015        1,425        2,260
Class B (assuming no sale of shares) .......................          232          715        1,225        2,260
Class C (assuming sale of all shares at end of period)......          332          715        1,225        2,626
Class C (assuming no sale of shares) .......................          232          715        1,225        2,626
Class Y ....................................................          131          409          708        1,556


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                               Prospectus Page 5



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                      PaineWebber Tax-Managed Equity Fund




                                MORE ABOUT RISKS
                           AND INVESTMENT STRATEGIES
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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

RISKS OF TAX MANAGEMENT STRATEGIES. By following tax- management strategies, the fund may miss opportunities to purchase or sell securities at advantageous times. Notwithstanding the fund's use of tax management strategies, it may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing fund shares when the fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. State or federal tax laws or regulations may be amended at any time, including adverse changes to applicable tax rates or long-term capital gain holding periods. Over time, securities with unrealized gains may comprise a substantial portion of the fund's assets. While the fund may use a number of strategies to avoid having to recognize large capital gains, these strategies may not be successful.

DERIVATIVES RISK. The value of "derivatives" - so called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

FOREIGN INVESTING RISK. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL INVESTMENT STRATEGIES

TEMPORARY AND DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even 100%, of its assets in cash or money market instruments. In addition, if the fund's board appoints a new sub-adviser to manage all or a portion of its investments, the fund may increase its cash reserves to facilitate the transition to the investment style and strategies of the new sub-adviser. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the fund's investment objective. The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity.

SALES OF SECURITIES. If a sub-adviser decides to sell a particular appreciated security, under normal conditions it will attempt to sell share lots that qualify for long-term capital gain treatment and, among those, the share lots with the highest cost basis.

PORTFOLIO TURNOVER. The fund does not seek to use portfolio turnover to maximize total after-tax return to its shareholders. The fund may have higher portfolio turnover if a sub-adviser believes that market conditions warrant or if opportunities exist to sell securities and realize capital losses that can be used to offset capital gains. The fund does not restrict the frequency of trading to limit expenses.

High portfolio turnover (100% or more) may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may


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                               Prospectus Page 6


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                      PaineWebber Tax-Managed Equity Fund

increase the portion of the fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs.

After assuming responsibility for managing the fund's assets on October 10, 2000, ICAP and Westwood started realigning the fund's portfolio to reflect their proprietary investment strategies. That realignment has resulted in higher portfolio turnover than normal for the fund. The fund also has realized greater long-term capital gains for tax purposes than normal, a portion of which the fund must distribute to its shareholders as a taxable distribution in 2001.


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                               Prospectus Page 7



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                       PaineWebber Tax-Managed Equity Fund




                           MANAGING YOUR FUND ACCOUNT
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Tax-exempt institutions or tax-advantaged accounts such as qualified retirement plans or individual retirement accounts ("IRAs") will not benefit from the fund's tax-management strategies. These investors are not subject to tax on their income and, therefore, are generally not required to pay taxes on fund distributions.


FLEXIBLE PRICING

The fund offers four classes of shares - Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.


CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.


CLASS A SALES CHARGES


                                            SALES CHARGE AS A PERCENTAGE OF:       REALLOWANCE TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                    OFFERING PRICE      NET AMOUNT INVESTED      PERCENTAGE OF OFFERING PRICE
-------------------                      ------------       ------------------       ---------------------------
Less than $50,000 ........................  4.50%                4.71%                        4.25%
$50,000 to $99,999 .......................  4.00                 4.17                         3.75
$100,000 to $249,999 .....................  3.50                 3.63                         3.25
$250,000 to $499,999 .....................  2.50                 2.56                         2.25
$500,000 to $999,999 .....................  1.75                 1.78                         1.50
$1,000,000 and over (1) ..................  None                 None                         1.00(2)

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.

(2)  Mitchell Hutchins pays 1% to the dealer.



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                               Prospectus Page 8


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                       PaineWebber Tax-Managed Equity Fund


SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

o    your spouse, parents or children under age 21;

o    your Individual Retirement Accounts (IRAs);

o    certain employee benefit plans, including 401(k) plans;

o    a company that you control;

o    a trust that you created;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

o    accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

o Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee

o Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

     -- you were the Financial Advisor's client at the competing brokerage firm;

     -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

     -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

o Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

o Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

o Are a participant in the PaineWebber Members Only(SM) Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

o Acquire these shares through a PaineWebber InsightOneSM Program brokerage account.


CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                     PERCENTAGE BY WHICH THE
      IF YOU SELL                      SHARES' NET ASSET
    SHARES WITHIN:                   VALUE IS MULTIPLIED:
    --------------                   -----------------------
1st year since purchase                      5%
2nd year since purchase                      4
3rd year since purchase                      3
4th year since purchase                      2
5th year since purchase                      2
6th year since purchase                      1
7th year since purchase                     None


We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

o    First, Class B shares representing reinvested dividends, and

o    Second, Class B shares that you have owned the longest.


SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

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                               Prospectus Page 9

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                      PaineWebber Tax-Managed Equity Fund

o    You participate in the Systematic Withdrawal Plan;

o You are older than 591/2 and are selling shares to take a distribution from certain types of retirement plans;

o    You receive a tax-free return of an excess IRA contribution;

o You receive a tax-qualified retirement plan distribution following retirement;

o The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship;

o The shares are held in trust and the death of the trustee requires liquidation of the trust; or

o The shares are sold in connection with a transfer from an existing PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

SALES CHARGE WAIVERS. You may be eligible to sell your shares without paying a contingent deferred sales charge if:

o You are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 eligible employees or less than $1 million in assets; or

o The shares are sold in connection with a transfer from an existing PaineWebber mutual fund SIMPLE IRA to another fund group's SIMPLE IRA.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

o    Buy shares through PaineWebber's PACE(SM) Multi Advisor Program;

o    Buy $10 million or more of PaineWebber fund shares at any one time;

o Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

o Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES


If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the fund through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899.

If you wish to invest in other PaineWebber funds, you can do so by:

o Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);


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                               Prospectus Page 10

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                      PaineWebber Tax-Managed Equity Fund

o    Mailing an application with a check; or

o    Opening an account by exchanging shares from another PaineWebber fund.


You do not have to complete an application when you make additional investments in the same fund.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.


MINIMUM INVESTMENTS
 To open an account ..............................$1,000
 To add to an account ............................$  100


The fund may waive or reduce these amounts for:

o    Employees of PaineWebber or its affiliates; or

o Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plans.


FREQUENT TRADING. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include

o    Your name and address;

o    The fund's name;

o    The fund account number;

o    The dollar amount or number of shares you want to sell; and

o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

 Mail the letter to:
     PFPC Inc.
     Attn.: PaineWebber Mutual Funds
     P.O. Box 8950
     Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use

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                               Prospectus Page 11

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                      PaineWebber Tax-Managed Equity Fund




the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER AND CORRESPONDENT FIRM CLIENTS. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your PaineWebber Financial Advisor.

OTHER INVESTORS. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the fund's transfer agent. You must include:

o    Your name and address;

o The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

o    Your account number;

o How much you are exchanging (by dollar amount or by number of shares to be sold); and

o A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

        PFPC Inc.
        Attn.: PaineWebber Mutual Funds
        P.O. Box 8950
        Wilmington, DE 19899.

The fund may modify or terminate the exchange privilege at any time.


PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.





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                               Prospectus Page 12

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                      PaineWebber Tax-Managed Equity Fund





                                   MANAGEMENT
--------------------------------------------------------------------------------

MANAGER


Mitchell Hutchins Asset Management Inc. is the manager and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is an indirect wholly owned subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On November 30, 2000, Mitchell Hutchins was manager, adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $59.5 billion.

Mitchell Hutchins, with the approval of the fund's board, has appointed investment sub-advisers for the fund and reviews the performance of those sub-advisers.

SUB-ADVISERS AND PORTFOLIO MANAGERS

Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood") serve as sub-advisers for the fund. ICAP is located at 225 West Wacker Drive, Suite 2400, Chicago, Illinois 60606-1229, and has been in the investment management business since 1970. As of September 30, 2000, ICAP had approximately $14.4 billion in assets under management. ICAP uses a team approach in the day-to-day management of its share of the fund's assets. ICAP has held its fund responsibilities since October 10, 2000.

Westwood is located at 300 Crescent Court, Suite 1300, Dallas, Texas 75201, and has been in the investment management business since 1983. As of September 30, 2000, Westwood had approximately $3.2 billion in assets under management. Susan
M. Byrne, president of Westwood since 1983, is the lead portfolio manager. She and a team of five research analysts are primarily responsible for the day-to-day management of Westwood's share of the fund's assets. They have held their fund responsibilities since October 10, 2000.

ADVISORY FEES

The fund paid fees to Mitchell Hutchins for advisory and administrative services during the most recent fiscal year at the annual rate of 0.75% of its average daily net assets.




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                               Prospectus Page 13

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                      PaineWebber Tax-Managed Equity Fund




                              DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays dividends and distributes any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will be comprised primarily of capital gain distributions. A distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you annually how you should treat its dividends for tax purposes.

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                               Prospectus Page 14

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                      PaineWebber Tax-Managed Equity Fund




                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
The following financial highlights table is intended to help you understand the fund's financial performance for the life of each class. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends.

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                                                          FOR THE PERIOD                         FOR THE PERIOD
                                                           FOR THE           DECEMBER           FOR THE             DECEMBER
                                                            YEAR             14, 1998+            YEAR              14, 1998+
                                                            ENDED            THROUGH              ENDED             THROUGH
                                                           AUGUST 31,       AUGUST 31,          AUGUST 31,         AUGUST 31,
                                                             2000               1999               2000                1999
                                                                    CLASS A                                 CLASS B
                                                          ---------------------------            ---------------------------
Net asset value, beginning of period ..................   $13.94              $12.50              $13.86           $12.50
                                                         -------             -------             -------          -------
Net investment income (loss) ..........................     0.03@               0.04              (0.07)@           (0.03)
Net realized and unrealized gains from investments ....     0.88@               1.40                0.88@            1.39
                                                         -------             -------             -------          -------
Net increase from investment operations ...............     0.91                1.44                0.81             1.36
                                                         -------             -------             -------          -------
Dividends from net investment income...................    (0.05)                 --                 --                --
                                                                             =======                              =======
Distributions from net realized gains from investments.       -- ++               --                 --++              --
                                                         -------             =======             -------          =======
Total dividends and distributions to shareholders .....    (0.05)                 --                 --                --
                                                                             =======             -------          =======
 Net asset value, end of period .......................   $14.80              $13.94              $14.67          $13.86
                                                         -------             =======             =======          =======
 Total investment return (1) ..........................     6.58%              11.52%               5.87%          10.88%
                                                         -------             =======             =======          =======
Ratios/Supplemental data:
Net assets, end of period (000's) .....................  $13,552             $17,728             $22,462          $23,990
Expenses to average net assets, net of waivers
  from adviser ........................................     1.53%              1.62%*               2.29%            2.37%*
Expenses to average net assets, before waivers
  from adviser ........................................     1.56%              1.87%*               2.33%            2.57%*
Net investment income (loss) to average net assets,
  net of waivers from adviser .........................     0.26%              0.43%*             (0.52)%          (0.31)%*
Net investment income (loss) to average net assets,
  before waivers from adviser .........................     0.23%              0.18%*             (0.56)%          (0.51)%*
Portfolio turnover ....................................       77%                47%                  77%              47%



                 FOR THE PERIOD                         FOR THE PERIOD
  FOR THE           DECEMBER           FOR THE             DECEMBER
   YEAR             14, 1998+            YEAR              14, 1998+
   ENDED            THROUGH              ENDED             THROUGH
  AUGUST 31,       AUGUST 31,          AUGUST 31,         AUGUST 31,
    2000               1999               2000                1999
           CLASS C                                 CLASS Y
 ---------------------------            ---------------------------
  $13.86              $12.50             $13.88             $12.50
 -------             -------            -------            -------
  (0.07)@              (0.02)              0.07@              0.01
    0.88@               1.38               0.88@              1.37
 -------             -------            -------            -------
    0.81                1.36               0.95               1.38
 -------             -------            -------            -------
      --                  --              (0.08)                --
                     =======                               ========
      --++                --                 --++               --
 -------             =======            -------            ========
      --                  --              (0.08)                --
 =======             =======            -------            ========
  $14.67              $13.86             $14.75             $13.88
 =======             =======            =======            ========
    5.87%              10.88%              6.89%             11.04%
 =======             =======            =======

 $13,250             $19,493               $280               $116

    2.29%              2.37%*              1.29%              1.37%*

    2.32%               2.56%*             1.31%              1.47%*

  (0.50)%             (0.31)%*             0.52%              0.84%*

  (0.53)%             (0.50)%*              0.50%              0.74%*
     77%                 47%                  77%                47%

-----------
*  Annualized.

+  Commencement of operations.

@  Calculated using the average shares outstanding for the year.

++ The fund paid a distribution of less than $.005 for the year ended August 31, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment returns for periods of less than one year have not been annualized.

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                                Prospectus Page 15

--------------------------------------------------------------------------------
                      PaineWebber Tax-Managed Equity Fund

If you want more information about the fund, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal period.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and its SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You may get copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

o Free from the EDGAR Database on the SEC's Internet website at http://www.sec.gov








PaineWebber Managed Investments Trust
 - PaineWebber Tax-Managed Equity Fund
Investment Company Act File No. 811-4040
(C)2000 PaineWebber Incorporated. All rights reserved.


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